UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 10, 2013


ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                                 000-27881            522101695
(State or other jurisdiction of        (Commission file     (IRS Employer
incorporation or organization)            number)           Identification No.)

Level 1, 45 Exhibition Street
Melbourne, Victoria, Australia                                          3000
(Address of principal executive officers)                            (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities
    Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant

Effective April 10, 2013, the Company's Board of Directors dismissed De Joya Griffith LLC ("DJG") as its certifying independent accountant. DJG have been the Company's certified independent accountant since November 2010.

DJG's reports on the Company's financial statements for the years ended June 30, 2011 and June 30, 2012 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that both reports included a going concern qualification.

Prior to their dismissal, there were no disagreements with DJG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DJG would have caused them to make reference to this subject matter of the disagreement in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

Effective April 10, 2013, the Board of Directors of the Company approved the appointment of B F Borgers CPA PC ("BFB") as the Company's certifying independent accountant.

Prior to engaging BFB, the Company did not consult with BFB on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and BFB did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested DJG to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company regarding DJG. A copy of DJG's letter is attached hereto as Exhibit 16.1.


Item 9.01	Financial statements and Exhibits

16.1 Consent letter from De Joya Griffith to the Securities and Exchange Commission regarding statements included in this Form 8-K.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Executive Officer & Chief Financial Officer
Date: April 10, 2013